UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2010

UKARMA CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	333-140633	68-048-2472
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4000 Legato Road, Suite 830 Fairfax, VA 22033
(Address of Principal Executive Offices)

(703) 766-1412
 (Registrant’s telephone number, including area code)

 499 North Canon Drive, Suite 308  Beverly Hills, CA 90210
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by us from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon management’s beliefs of, and information currently available to management, as well as estimates and assumptions made by management. When used in the filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” or the negative of these terms and similar expressions as they relate to us or our  forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to our industry, our operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes filed with this Form 8-K.

In this Form 8-K, references to “we,” “our,” “us,” “Innolog,” “Innovative,” the “Company,” or the “Registrant” refer to uKarma Corporation (which the parties intend to be known as Innolog Holdings Corporation  after this transaction has closed after the subsidiary changes its name from Innolog Holdings Corporation to Innolog Group Corporation), a Nevada corporation  and Innovative Logistics Techniques Inc., a Virginia corporation,  a  wholly-owned subsidiary of Innolog.

Item 1.01	Modification of a Material Definitive Agreement

On August 11, 2010, we, GCC Merger Sub Corp., our wholly-owned Nevada subsidiary (“Merger Sub”), Galen Capital Corporation, a Nevada corporation (“Galen”), and Innolog Holdings Corporation, a Nevada corporation (“Innolog”) entered into an Amended and Restated Merger Agreement (“New Agreement”).  The New Agreement provided that Innolog would be merged with Merger Sub such that Innolog would be our wholly-owned subsidiary (“Acquisition”).  Pursuant to the Acquisition, Innolog common shareholders received one share of our common stock for every share of Innolog common stock they held (“Common Stock Ratio”).  Likewise, holders of Innolog Series A Preferred Stock received    one  share of our Series A Preferred Stock for every share of Innolog Series A Preferred Stock they held.  Holders of options and warrants to purchase Innolog common stock received comparable options and warrants to purchase uKarma common stock with the exercise price and number of underlying uKarma shares proportional to the Common Stock Ratio.  Innolog would also pay uKarma $525,000 in cash (which included past advances from Galen) in connection with the intended acquisition.

The New Agreement amended and restated the Merger Agreement dated as of October 15, 2009, by and among us, Merger Sub and Galen.  This agreement was amended by Amendment No. 1 on  December 5, 2009 and Amendment No. 2 on May 15, 2010 (as amended, the “Prior Agreement”).  The Prior Agreement provided that Galen would merge into GCC Merger Sub Corp. and that Galen would become our wholly-owned subsidiary.  Galen would also pay uKarma $525,000 in connection with the intended acquisition.  The New Agreement modifies the Prior Agreement such that, among other things, uKarma would acquire Innolog, instead of Galen.

Innolog is a solutions oriented organization providing supply chain logistics and information technology solutions to clients in the public and private sectors. The services and solutions are provided to a wide variety of clients , including the Department of Defense, Department of Homeland Security and civilian agencies in the federal government, and state and local municipalities, as well as selected commercial organizations.

As a result of the Acquisition, the Innolog shareholders became our controlling shareholders, and Innolog Holdings Corporation became our wholly owned subsidiary.  In connection with acquiring Innolog Holdings Corporation we indirectly acquired the business and operations of Innolog Holdings Corporation’s wholly owned subsidiary, Innovative Logistics Techniques, Inc., a Virginia corporation (“Innovative”).

Concurrently with the Merger Agreement, uKarma’s current existing operations were assigned to a wholly-owned subsidiary called Awesome Living, Inc. (“AL”).  Our Board of Directors and shareholders holding a majority of the then outstanding common stock approved a spin-off of AL equity securities to our common shareholders of record as of August 12, 2010.  This securities under this spin-off is intended to be distributed after AL files a Form 10 with the Securities and Exchange Commission and we distribute an Information Statement to the spin-off recipients.  If for any reason the spin-off cannot be accomplished, the parties will have either, (a) discontinued all of its business operations of AL without any material adverse effect upon uKarma, or (b) assigned its business operations to a wholly-owned subsidiary whose equity securities will be spun-off by uKarma to an affiliate of uKarma management in exchange for a promissory note equal to the dollar amount of such business operations offset by assumed liabilities.

Merger

Under the Merger Agreement, the Company completed the acquisition of all of the equity interests of Innolog Holdings Corporation held by all equity holders of Innolog (“Innolog Owners”) through the issuance of 8,882,455 shares of common stock of the Company and 36,964,758 restricted shares of convertible Series A Preferred Stock to the Innolog Owners. Immediately prior to the Merger Agreement transaction, the Company had 4,747,319 shares of common stock issued and outstanding. Immediately after the issuance of the shares to the Innolog Owners, the Company had 13,629,774 shares of common stock issued and outstanding and 36,964,758 shares of convertible Series A preferred stock issued and outstanding.

Also in connection with the Closing, all of the Company’s directors and officers resigned, and designees of Innolog Holdings Corporation were appointed as new directors and officers of the Company following the Closing.

The foregoing description of the Merger Agreement is qualified in its entirety by the contents of such Merger Agreement, which is attached as Exhibit 2.1 to this Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

On August  13, 2010, we acquired a government services business that specializes in logistical management pursuant to the  Acquisition.  Reference is made to Item 1.01, which is incorporated herein, which summarizes the terms of the purchase under the Merger Agreement.

From and after the Closing Date of the Merger Agreement, our primary operations consist of the business and operations of Innovative Logistics Techniques, Inc., which are conducted in the United States.  The assets and operations of our business prior to the Closing Date have been assigned to a wholly-owned subsidiary, Awesome Living, Inc. (“AL”).  AL capital stock shall be spun-off to all shareholders of the Company immediately prior to Closing, Therefore, we disclose information about the business, financial condition, and management of Innolog Holdings Corporation in this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Loan and Line of Credit

In March 2009, Innolog Holdings Corporation and Innovative Logistics Techniques, Inc. entered into an agreement with seven individuals, some of which are Directors of the Company, for a up to $2,000,000 loan from such individuals, payable on demand. The loan was secured by the assets of both borrowers. In March 2009, Innolog Holdings Corporation entered into a $500,000 line of credit with Eagle Bank due on demand. The line of credit is guaranteed by seven individuals, some of which are Directors of the Company. The line of credit bears interest at the prime rate plus 1%. At August 13, 2010, the interest rate was 5%.  At August 13, 2010, both the loan and the line of credit were fully outstanding.  It is anticipated that the line of credit will be renewed.

Seller Note Payable and Earn Out Note Payable

In April 2009, when the Company purchased Innovative Logistics Techniques, Inc. part of the purchase price was a Seller Note Payable of $1,285,000 payable over three years. In May 2010, this note was converted into 1,000,000 shares of Convertible Series A Preferred Stock. Also in April 2009, the Company issued a $900,000 earn out note payable to the former owners of Innovative. This earn out is based on certain revenue and net income targets over the next 3 years. The value of this earn out has been reduced to $515,000 as of March 31, 2010.

Loans From Former Shareholder

As of March 31, 2010 loans from former shareholder totaled $259,631. Since that time an additional $80,000 has been loaned.

Loans From Related Parties and Individuals

Since March 31, 2010, the company has received funds from a related party totaling $375,000, in three separate notes. These loans are secured by certain accounts receivable of Innovative. In addition, another related party loaned the Company $20,000. Also in June and July the company received loans from individuals totaling $245,000.

Item 3.02	Unregistered Sales of Equity Securities

On August 13, 2010, and also as more fully described in Items 1.01 and 2.01 above, in connection with the Merger Agreement, we issued  8,882,455 shares of our common stock and 36,964,758 shares of our Series A Preferred Stock to the Innolog shareholders in exchange for 100% of the capital stock of Innolog Holdings Corporation.   We also issued 44,351,857 warrants to purchase common stock in exchange for 44,351,857 warrants to purchase Innolog common stock.  Reference is made to the disclosures set forth in Items 1.01 and 2.01 of this Form 8-K, which disclosures are incorporated herein by reference. The issuance of the common stock to the Innolog shareholders pursuant to the Merger Agreement was exempt from registration under the Securities Act pursuant to Section 4(2) and Regulation D thereof. We made this determination based on the representations of the Innolog shareholders which included, in pertinent part, that most shareholders were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.  Of the nine shareholders indicating they were not “accredited investors”, they represented that they were sophisticated investors or were represented by purchaser representatives that were sophisticated investors.  All persons were provided disclosure statements in compliance with Rule 506 and Regulation D.  All Innolog shareholders represented that they were acquiring our securities for investment purposes for their own respective accounts and not as nominees or agents and not with a view to the resale or distribution thereof, and that each owner understood that the securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 5.01	Changes in Control of Registrant.

On August 13, 2010, uKarma Corporation, a Nevada corporation (the “Company”), pursuant to  a merger agreement described under Item 1.01, acquired a solutions oriented organization providing preeminent supply chain logistics and information technology solutions to clients in the public and private sectors. The services and solutions are provided to a wide variety of clients , including the Department of Defense, Department of Homeland Security and civilian agencies in the federal government, and state and local municipalities, as well as selected commercial organizations, by executing a Merger Agreement (“Merger Agreement”) by and among the Company, Innolog Merger Sub Corporation, and Innolog Holdings Corporation Hereinafter, this acquisition transaction is described as the “Merger Agreement.”

As a result of the Merger Agreement, the Innolog Owners became our controlling shareholders, and Innolog Holdings Corporation became our wholly owned subsidiary. In connection with Innolog Holdings Corporation becoming our wholly owned subsidiary, we acquired the business and operations of Innolog Holdings Corporation’s wholly owned subsidiary, Innovative Logistics Techniques, Inc., a Virginia corporation(“Innovative”) , referred to herein as the “Innovative”), became our indirect wholly owned subsidiary.

In connection with this change in control, and as explained in Item 5.02 below, effective August 13,  2010, Bill Glaser resigned as our Chairman and Chief Executive Officer,   and Interim Chief Financial Officer. Further, effective, August 13, 2010, we appointed the following new executive officers:

Name	Age	Positions held:
William P. Danielczyk	48	Executive Chairman of the Board
Michael J. Kane	57	Corporate Secretary/Treasurer, and Director

In addition, and as explained in Item 5.02 below, Bill Glaser and Fred Tannous agreed to resign as members of our board of directors, and the following new directors were appointed to our board of directors:

Name	Age	Positions Held:
William P. Danielczyk	48	Executive Chairman of the Board
Michael J. Kane	57	Corporate Secretary/Treasurer, and Director
Verle B. Hammond	76	President & CEO of Innovative Logistics Techniques, Inc. and Director
Joe Kelley	62	Director and Chairperson of the Compensation Committee
Bruce D. Riddle	54	Director and Chairperson of the Audit Committee
Steven D. Moses	75	Director
Ian J. Reynolds, M.D.	61	Director
Erich Winkler	55	Director

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As more fully described in Items 1.01, 2.01 and 5.01 above, on August 13, 2010, in a merger agreement transaction, the company acquired Innolog Holdings Corporation, a solutions oriented organization providing preeminent supply chain logistics and information technology solutions to clients in the public and private sectors, by executing the Merger Agreement by and among the Company, uKarma Corporation , and the uKarma Owners. The closing of this transaction occurred on August 13, 2010. Reference is made to the disclosures set forth under Items 1.01, 2.01 and 5.01 of this Form 8-K, which disclosures are incorporated herein by reference.

(a)	Resignation of Directors

In connection with the exchange transaction, on August 13, 2010, Bill Glaser, and Fred Tannous (the “Resigning Directors”) resigned as members of our board of directors. There were no disagreements between the Resigning Directors and any of our officers.

(b)	Resignation of Officers

Effective August 13, 2010, Bill Glaser resigned as our Chairman and Chief Executive Officer; and Fred Tannous resigned as our Director.

(c)	Appointment of Officers

Effective August 13, 2010, the following persons were appointed as our newly appointed executive officers (individually, a “New Officer” and collectively, the “New Officers”):

Name	Age	Positions held:
William P. Danielczyk	48	Executive Chairman of the Board, and Director
Michael J. Kane	57	Corporate Secretary/Treasurer, and Director

There are no family relationships among any of our officers or directors. The New Officers currently do not  have employment agreements with the Company, which are described under “Executive Compensation - Employment Agreements” above. Other than the acquisition transaction under Item 2.01 above, there are no transactions, since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which any of the New Officers had or will have a direct or indirect material interest. Other than the acquisition transaction with uKarma Corporation, there is no material plan, contract or arrangement (whether or not written) to which any of the New Officers is a party or in which any New Officer participates that is entered into or material amendment in connection with our appointment of the New Officers, or any grant or award to any New Officer or modification thereto, under any such plan, contract or arrangement in connection with our appointment of the New Officers.

Descriptions of our newly appointed officers can be found in Item 2.01 above, in the section titled “Directors and Executive Officers - Current Management.”

(d)	Appointment of Directors

In connection with the acquisition transaction and effective as of August 13, 2010, the following persons were appointed as new members of our board of directors (individually, a “New Director” and collectively, the “New Directors”):

William P. Danielczyk	48	Executive Chairman of the Board
Michael J. Kane	57	Corporate Secretary/Treasurer, and Director
Verle B. Hammond	76	President & CEO of Innovative Logistics Techniques and Director
Joe Kelley	62	Director and Chairperson of the Compensation Committee
Bruce D. Riddle	54	Director and Chairperson of the Audit Committee
Steve D. Moses	75	Director
Ian J. Reynolds, M.D.	61	Director
Erich Winkler	55	Director

There are no family relationships among any of our officers or directors at the company level.  . There are family relationships among our directors and executive officers at Innovative Logistics Techniques, Inc.  Senior Vice President of Contracts, Pam Holmes is the daughter of CEO, Verle Hammond. Additionally, Anthony Hammond, the son of Verle Hammond is an employee of Innovative Logistics Techniques in a non-executive position.  Other than the acquisition transaction, there are no transactions, since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which any of the New Directors had or will have a direct or indirect material interest. Other than the acquisition transaction, there is no material plan, contract or arrangement (whether or not written) to which any of the New Directors is a party or in which any New Director participates that is entered into or material amendment in connection with our appointment of the New Directors, or any grant or award to any New Director or modification thereto, under any such plan, contract or arrangement in connection with our appointment of the New Directors.

Descriptions of our newly appointed directors can be found in Item 2.01 above, in the section titled “Directors and Executive Officers - Current Management.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws

(a)	Name Change

Effective August __, 2010, we changed our name to “Innolog Holdings Corporation” by filing a Certificate of Amendment to our certificate of incorporation with the Secretary of State of the State of Nevada. In connection with this name change, the Corporation will be filing an application for a new CUSIP number and trading symbol.

(b)	Reverse Stock Split

Effective August 13, 2010, we changed our name to “Innolog Holdings Corporation” by filing a Certificate of Amendment to our certificate of incorporation with the Secretary of State of the State of Nevada. In connection with this name change, the Corporation will be filing an application for a new CUSIP number and trading symbol.

(c)	Increase in Authorized Shares

Effective August __, 2010, we filed an amendment to our articles of incorporation to increase our authorized number of shares of capital stock from 120,000,000 to 250,000,000, consisting of 200,000,000 shares of authorized common stock and 50,000,000 shares of authorized preferred stock.

(d)	Certificate of Designation for Series A Convertible Preferred Stock

On August 12, 2010, and as more fully described in Item 2.01 above, we filed a Series A Certificate to fix the preferences, limitations, and relative rights of our Series A Convertible Preferred Stock. A copy of such certificate is attached hereto as Exhibit 3.5 and is incorporated herein by reference.

(e)	Amendment to Bylaws
On August 12, 2010, we filed an amendment to restate the Bylaws.  A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

Reference is made to the Merger Agreement, as described in Item 1.01, which is incorporated herein by reference. As a result of the closing of the Merger Agreement, our primary operations consist of the business and operations of the Innovative Logistics Techniques, Inc., which are conducted in the United States. In the Merger Agreement, the Company is the accounting acquiree, and Innolog Holdings Corporation is the accounting acquirer. Accordingly, we are presenting the financial statements of Innolog Holdings Corporation and its wholly owned subsidiary Innovative Logistics Techniques, Inc.

(a)	Financial Statements of the Business Acquired

The audited combined financial statements of the Innolog Holdings Corporation for the year ended December 31, 2009 and the audited financial statements for Innovative Logistics Techniques, Inc. for the year ended December 31, 2008, and the unaudited combined financial statements for the three months ended March 31, 2010 and 2009, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1 to this Form 8-K.

(c)	Exhibits

INDEX TO EXHIBITS

2.1	Amended and Restated Merger Agreement by and among the Company and Innolog Holdings Corporation as amended dated August 11, 2010(2)

3.1	Articles of Incorporation (1)

3.2	Amended and Restated Bylaws*

3.3	Certificate of Amendment of the Articles of Incorporation *

3.4	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock *

10.1
Loan Agreement, Promissory Note, and Security Agreement  between Innolog Holdings Corporation /Innovative Logistics techniques, Inc.and Mel Booth, William Danielczyk, Joe Kelley, Bruce Riddle, Michael Kane, Steve Moses, Ian Reynolds, and Harry Jacobson, dated March 31, 2009 *

10.2	Promissory Note issued to Eagle Bank by Innolog Holdings Corporation dated April 23, 2009*

10.3	Commercial Guaranty between Innolog Holdings Corporation, Mel Booth, and Eagle Bank, dated April 23, 2009 *

10.4	Commercial Guaranty between Innolog Holdings Corporation, William Danielczyk, and Eagle Bank, dated April 23, 2009 *

10.5	Commercial Guaranty between Innolog Holdings Corporation, Joe Kelley, and Eagle Bank, dated April 23, 2009 *

10.6	Commercial Guaranty between Innolog Holdings Corporation, Bruce Riddle, and Eagle Bank, dated April 23, 2009 *

10.7	Commercial Guaranty between Innolog Holdings Corporation, Michael Kane, and Eagle Bank, dated April 23, 2009 *

10.8	Commercial Guaranty between Innolog Holdings Corporation, Steve Moses, and Eagle Bank, dated April 23, 2009 *

10.9	Commercial Guaranty between Innolog Holdings Corporation, Ian Reynolds, and Eagle Bank, dated April 23, 2009 *

10.10	Commercial Guaranty between Innolog Holdings Corporation, Harry Jacobson, and Eagle Bank, dated April 23, 2009 *

10.11	Earn Out Promissory Note between Innovative Logistics Techniques Inc. and certain Former Shareholders dated March 31, 2009*

10.12	Amendment to Purchase Agreement dated March 31, 2009 between Innolog Holdings Corporation and Innovative Logistics Techniques, Inc. dated May 31, 2010*

10.13	401(k) Plan of Innovative Logistics Techniques, Inc.*

10.14	Engagement Agreement between Emerging Companies, LLC and Innolog Holdings Corporation dated May 27, 2010*

10.15	Form of Common Stock Purchase Warrant *

10.17	Employment Agreement between Innovative Logistics Techniques, Inc. and Verle Hammond dated April 1, 2009*

10.18	Promissory Note with Verle Hammond as amended dated March 1, 2010*

10.19	Promissory Notes with Verle Hammond dated June 9, 2010 and June 17, 2010*

10.20	Promissory Note with Ram Agarwal dated July 9, 2010*

10.21	Promissory Notes with Related Party dated June 21, 2010 and July 8, 2010*

10.22	Amendment to Engagement Letter between Emerging Companies LLC and the Registrant dated July 29, 2010.

17.1	Letter of Resignation from Bill Glaser to the Board of Directors *

17.2	Letter of Resignation from Fred Tannous to the Board of Directors *

99.1
Audited consolidated financial statements for Innolog Holdings Corporation for the year ended December 31, 2009 and unaudited combined financial statements for the three months ended March 31, 2010 and 2009, and accompanying notes to combined financial statements.  Audited financial statements of Innovative Logistics Techniques, Inc for the years ended December 31, 2009 and 2008.*

Exhibit Number	Description

*	Filed herewith.

(1)	Filed on February 12, 2007 as an exhibit to the Company’s Registration Statement on Form SB-2, and incorporated herein by reference.

(2)	Filed on August 12, 2010 as an exhibit to the Company’s Form 8-K, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

uKarma Corporation

Date: August 13 2010	By:	/s/ William P. Danielczyk [Missing Graphic Reference]
William P. Danielczyk
Executive Chairman